UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2006
Date of Report (Date of earliest event reported)

NEW JERSEY MINING COMPANY
(Exact name of registrant as specified in its charter)

Idaho	000-28837	82-0490295
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

89 Appleberg Road
Kellogg, Idaho	83837
(Address of principal executive offices)	(Zip Code)

(208) 783-3331
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[           ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[           ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[           ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[           ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSTION OF ASSETS

On May 23, 2006, the Company completed the sale of its interest in the CAMP Project to Sterling Mining Company for $120,000 in cash. The CAMP Project is leased to Coeur d’Alene Mines Corp. (CDE:NYSE) and the Company’s interest was a 7.1% Net Profits Interest if production was achieved. The CAMP Project covers 380 acres and is limited from the surface to 900 feet below sea level. No exploration activity has taken place on the property since 1982. There is no material relationship between the Company and Sterling Mining Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Jersey Mining Company

Date: May 25, 2006
	By:	/s/ Fred W. Brackebusch
FRED W. BRACKEBUSCH
President, Chief Executive Officer
and Chief Financial Officer